================================================================================

                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549
                             --------------


                                FORM 8-K


                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                     SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 23, 2002
                                                          --------------



                        SOUTHWESTERN ENERGY COMPANY
           (Exact name of registrant as specified in its charter)



               Arkansas             1 - 8246         71-0205415
      (State of incorporation     (Commission      (I.R.S. Employer
         or organization)          File Number)    Identification No.)


          2350 N. Sam Houston Pkwy. E., Suite 300, Houston, Texas 77032 (Address of principal executive offices, including zip code)


                             (281) 618-4700
           (Registrant's telephone number, including area code)


                                 No Change
     (Former name, former address and former fiscal year; if changed since last report)

================================================================================

Item 7.(c)

Exhibits                                                              Reference

        (99.1)   Slide presentation accompanying the April 23, 2002
        presentation and simultaneous webcast to investors at the
        New York Sheraton Hotel & Towers in New York, New York
        during the 2002 IPAA Oil & Gas Investment Symposium.          p. 3 - 12


Item 9.

Regulation FD Disclosures

         On April 23, 2002, Harold M. Korell, President and Chief Executive Officer for Southwestern Energy Company, made a presentation to investors at the New York Sheraton Hotel & Towers in New York, New York during the 2002 IPAA Oil & Gas Investment Symposium. The accompanying slideshow was made available on the Company's web site (www.swn.com) the day of the presentation and is furnished herewith as Exhibit 99.1.

         Southwestern Energy Company is furnishing under Item 9 of this Current Report on Form 8-K the information included as exhibit 99.1 to this report.

Note: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.








                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               SOUTHWESTERN ENERGY COMPANY
                                               ---------------------------
                                                       Registrant



DATE:  April 24, 2002                          BY:   /s/ GREG D. KERLEY
     ------------------                        ---------------------------
                                                     Greg D. Kerley
                                                 Executive Vice President
                                               and Chief Financial Officer

Slide Presentation dated April 23, 2002

Slides prepared for use with April 23, 2002, presentation to investors at the IPAA Oil and Gas Investment Symposium.

(slide 1)
Southwestern Energy Company
Presentation to IPAA Oil & Gas Investment Symposium
[NYSE: SWN]

[picture of crescent and other wrenches]

(slide 2)
Southwestern Energy Company (NYSE: SWN)
General Information
         Southwestern Energy Company is primarily focused on natural gas. Southwestern's strategy is to add $1.30 to $1.50 in discounted value for every dollar invested in a well-balanced exploration and production program in the Arkoma and Permian Basins, East Texas and the onshore Gulf Coast.

Market Data as of April 15, 2002
         Shares of Common Stock Outstanding - 25,502,070
         Market Capitalization - $357,000,000
         Institutional Ownership - 74.3%
         Management Ownership - 9.3%
         52-Week Price Range - $9.64 (12/19/2001) - $15.95 (5/18/2001)

Investor Contacts
         Greg D. Kerley
         Executive Vice President and Chief Financial Officer
         Phone: (281) 618-4803   Fax: (281) 618-4820
         Brad D. Sylvester, CFA
         Manager, Investor Relations
         Phone: (281) 618-4897   Fax: (281) 618-4820

(slide 3)
Business Strategy
[slide stating formula which represents Company's strategy: The Right People doing the Right Things, supported by the value of our underlying Assets will create Value +.]

(slide 4)
Southwestern Energy Company
[map showing the states of Arkansas, Louisiana, Texas, Oklahoma and New Mexico with the following areas identified: Arkoma Basin with the Company's Gas distribution system and Ozark Pipeline, Anadarko Basin, Permian Basin, East Texas (Overton Field) and Gulf Coast]

2001 Reserves:       402.0 Bcfe, 80% PDP
Shares Outstanding:  25.5 MM
52-Week Range:       $9.64 - $15.95
Debt Ratings:        BBB (S&P)
                     Baa3 (Moody's)

(slide 5)
Cash Flow per Mcfe - SWN is Competitive
[graphs comparing Southwestern Energy Company's 3-year average Cash Flow per Mcfe of Production and Cash Flow per Mcfe of Reserves versus a peer group.] For E&P segment only, cash flow per Mcfe of production is $1.90 and cash flow per Mcfe of reserves is $.18.

(slide 6)
Key Developments
1999
o    Positive E&P results.
     >> Reserve additions of 49 Bcfe replaced 150% of production at $1.20 per Mcfe.*
     >>  First success in Gulf Coast exploration (Gloria).
     >>  Developed  excellent  inventory  of  internally-generated   exploration
         prospects.
2000
o        Strong E&P results.
     >> Reserve additions of 70 Bcfe replaced 196% of production at $0.99 per Mcfe.*
     >>  Production increased over 8% from 1999 levels.
     >>  Two meaningful discoveries in South Louisiana (N. Grosbec, Havilah).
o        Supreme Court upheld jury verdict and judgment of $109 million.

2001
o        Record E&P results.
     >> Reserve additions of 89 Bcfe replaced 224% of production at $1.11 per Mcfe.*
     >>  Production increased 11% from 2000 levels.
     >>  Three  exploration  discoveries  in  South  Louisiana  (Malone,  Horeb,
         Crowne).
o        Drilled 15 wells at Overton. Well performance exceeded expectations.
o        Reduced long-term debt by $46 million.

         *Excludes reserve revisions.

(Slide 7)
E&P Results - Standing Out
(For the periods ended December 31)

                                     1999              2000              2001
Production (Bcfe)                    32.9              35.7              39.8
Reserve Replacement                  150%              196%              224%
Reserve Additions (Bcfe)             49.3              70.1              89.3
F&D Cost ($/Mcfe)                   $1.20             $0.99             $1.11

Reserve data excludes revisions

(Slide 8)
Objectives
o Invest in the hightest PVI projects. In 2002, add $1.30 to $1.50 of discounted value for each dollar invested.
o    Maximize cash flow to fund E&P program and pay down debt.
o Over a multi-year program, achieve 10% annual growth in production and reserves.
o    Reduce debt-to-total capital ratio over time to 50 - 55%.

(slide 9)
E&P Assets and Strategy - Organic Growth
[map showing the states of Arkansas, Louisiana, Texas, Oklahoma and New Mexico with the following areas identified: Mid-Continent in north Texas and western Oklahoma, including the panhandle; Arkoma in western Arkansas and eastern Oklahoma; Texas/New Mexico in southeast New Mexico and eastern, central and the gulf coast areas of Texas; and South Louisiana in gulf coast region of Louisiana]

Mid-Continent
          Reserves - 36.6 Bcfe (9%)
          Production - 2.8 Bcfe (7%)
Arkoma
          Reserves - 186.0Bcf (46%)
          Production - 22.3 Bcf (56%)
          2002 Capital - $18.5 MM (30%)
Texas/New Mexico
          Reserves - 137.0 Bcfe (34%)
          Production - 9.9 Bcfe (25%)
          2002 Capital - $21.6 MM (35%)
South Louisiana
          Reserves - 42.4 Bcfe (11%)
          Production - 4.8 Bcfe (12%)
          2002 Capital - $21.2 MM (35%)

o Arkoma Basin Strategy: Maintain our strong position through low-risk development drilling.
o Texas/New Mexico Strategy: Growth through medium-risk exploration and Overton infill drilling.

o    South Louisiana Strategy: Growth through high-potential exploration.

(slide 10)
Arkoma Basin
[map showing location of Arkoma Basin in Arkansas and Oklahoma, the Arkoma Basin Fairway, the Ranger Anticline Prospect and the Haileyville Prospect.]

Arkoma Basin
          3-year average results
          Reserve replacement:              96%
          LOE Cost (incl. Taxes) ($/Mcf):   $0.26
          F&D Cost ($/Mcf):                 $1.05


Ranger Anticline
          Success:              10/14 wells
          Net EUR:              12.4 Bcf
          F&D/Mcf:              $.69

Haileyville
          Success:              13/20 wells
          Net EUR:              9.7 Bcf
          F&D/Mcf:              $.74

o "Legacy asset" that provides SWN with a stable production/reserve base and low-risk drilling opportunities.
o    Competitive advantages:
     >>  50+ years of experience in the basin.
     >>  Large acreage position of 348,000 gross acres and 237,000 net acres.
o 2001 - Drilled 52 wells (81% successful) and grew production 12% over 2000 levels.
o    2002 capital program includes drilling 40 wells and 50 workovers.

(slide 11)
Overton Field - Multi-Year Drilling Program
[map showing Overton Field area, including South Overton farm-in acreage of 5,800 acres, with producing well locations]

Overton Field Drilling Potential

                                        #Wells         #Wells
                                         @160s          @80s
                                         -------        -------
          Orginial Wells                   16             16
          2001 Drilling                    15             15
          Future Development               32             94
-                                        -------        -------

                                    - 6 -


                    TOTAL                  63             125
                                         =======        =======

o Purchased 7.5 Bcfe for $6.1 million in 2000 (developed at 640-acre spacing).
o    Drilled 15 wells in 2001. Currently drilled to 320-acre units.
o Opportunity to downspace to 160-acre spacing (32 wells) and 80-acre spacing (94 wells).

Overton Field Gross Production Rate
[graph showing Overton Field gross production rate increasing from 1.7 MMcf/d in June 2000 to 16.7 MMcf/d in March 2002].

(slide 12)
South Louisiana Exploration
[map showing location of the 2002 proposed wells, the 3-D project areas, and the Horeb, Havilah, Malone, North Grosbec, Gloria, and Crowne Discoveries.

                                        Gross EUR:
North Grosbec                           90 + Bcfe
Gloria                                  15 + Bcfe
Malone                                  30 + Bcfe
Horeb                                   9 + Bcfe
Havilah                                 16 + Bcfe
Crowne

                    Discovery Date     W.I.      Current Gross Producing Rate
Gloria              Dec 1999           50%        2.1 MMcfd and 63 Bopd
North Grosbec       Feb 2000           25%       39.7 MMcfd and 1,450 Bopd
Havilah             Nov 2000           28%        5.0 MMcfd and 307 Bopd
Malone              Feb 2001           33%       27.2 MMcfd and 538 Bopd
Horeb               Nov 2001           21%        5.0 MMcfd and 53 Bopd
Crowne #1           Dec 2001           40%       12.2 MMcfd and 42 Bopd

Note: EUR - Estimated Ultimate Recovery.

(slide 13)
Exploration Potential - 219 Net Bcfe

                                                                                     Gross Res.  Net Res.
                                      Spud       Working                             Potential  Potential
Prospect Name             Operator    Date       Interest    Depth     Objective      (Bcfe)     (Bcfe)

Arkoma Basin
Midway                      SWN        3Q          80.5%      11,400     Atoka         39.0       27.0

Permian Basin
N. Roepke                   SWN     Producing      88.0%       8,100     Devonian       3.0        2.0

                                    - 7 -


Billy Jack                  Par     Evaluating     45.0%       6,500     Canyon        15.0        5.4
High Lonesome               SWN        3Q          37.5%      11,000     Morrow        15.0        4.5
Birds of Prey               SWN        3Q          50.0%       5,000     Cherry Canyon  6.0        2.5
Gaucho Deep               Devon        4Q          50.0%      15,000     Devonian      30.0       12.0

Gulf Coast
Crowne                      SWN     Prod/Eval      40.0%      13,500     Planulina      35.0      10.1
Tulleymore                  SWN       Dry          40.0%      12,500     Planulina         -         -
Belmont                      --        2Q          20.0%      13,500     Planulina      75.0      11.6
Piedmont                    SWN        2Q          75.0%      13,500     Planulina      28.3      16.8
Bushmills                   SWN        2Q          75.0%      15,200     Planulina      43.0      24.2
Cameron Prairie(5)      Ballard        2Q          18.0%      13,500     Planulina     200.0      26.3
Red Lion                    SWN        4Q          40.0%      13,500     Planulina      19.0       6.0
Ben Nevis                   SWN        4Q          50.0%      12,900     Miocene        45.0      16.0
Jericho                     SWN        1Q 2003     50.0%      14,200     Frio           72.0      27.0
Tigris                      SWN        1Q 2003     50.0%      13,600     Frio           74.0      27.8
                                                                                      -------   -------
                                                      Total Reserve Potential          699.3     219.1

Forward-Looking Statement

(slide 14)
E&P Capital Investments
[graph showing E&P capital investments from 1999 through the 2002 budgeted program, broken out by Property Acquisitions, Capitalized Expenses, Leasehold & Seismic, Development Drilling, and Exploration Drilling; total expenditures by year were 1999 - $59.0 million, 2000 - $69.2 million, 2001 - $85.5 million (net of $13.5 million reimbursement from Overton Field partnership),  and 2002 budget
- $61.3 million. Company's 2002 budgeted capital investment program has 30% allocated to Arkoma, 35% to South Louisiana, 15% to Permian and 20% to East Texas.]

o    Well-balanced capital program in 2002:
     >>   Low-risk Arkoma ($18.5 MM, 30%) and East Texas ($12.1 MM, 20%),
     >>   Medium-risk Permian Basin and other ($9.5 MM, 15%) and
     >>   Higher-risk, but larger potential South Louisiana ($21.2 MM, 35%).
o    Over 65% of capital allocated to drilling in 2002.
o    Identified   exploration   inventory   has  a  net   reserve   exposure  of
     approximately 219 Bcfe.

(slide 15)

The Right People Doing the Right Things
[graph showing the Company's results in PVI, F&D Cost and Reserve Replacement from 1997 to 2001] Note: PVI metrics calculated using pricing in effect at year-end (except for 2000 which was calculated at $3.00 per Mcf natural gas price). All metrics calculated exclude reserve revisions.

                                 1997    1998    1999    2000    2001
F&D Cost ($/Mcfe)               $2.53   $1.10   $1.20   $ .99   $1.11
Reserve Replacement               77%    129%    150%    196%    224%
PVI ($/$)                       $ .56   $1.17   $1.07   $1.30   $1.40

(slide 16)
Outlook for 2002
o    Targets:
     >>   Production  target of 41 - 43 Bcfe in 2002.
     >>   Excess  cash flow goes toward long-term debt reduction.

                     NYMEX Commodity Price Assumptions

                     $2.00 Gas    $2.25 Gas    $2.50 Gas    $3.00 Gas
                     $18.00 Oil   $18.00 Oil   $18.00 Oil   $18.00 Oil

     >>   Earnings   $7 MM        $10 MM       $12 MM       $15 MM
     >>   EPS        $.27         $.38         $.48         $.58
     >>   Cash Flow  $72 MM       $76 MM       $81 MM       $85 MM
     >>   CFPS       $2.83        $2.99        $3.16        $3.34
     >>   EDITDA     $93 MM       $97 MM       $102 MM      $106 MM

Forward Looking Statement

(slide 17)
Gas Hedges in Place Through 2003
[chart showing gas hedges in place by quarter for the years 2002 and 2003]

                      Hedged        Avg. Floor
          Period      Volumes         Price
          2002        25.5 Bcf      $3.03/Mcf
          2003        17.3 Bcf      $3.10/Mcf

Note: Approximately .2 Bcf hedged at a fixed NYMEX price of $2.75 per Mcf in first six months of 2003. Southwestern also has approximately 280,000 barrels of oil hedged at a fixed WTI price of $20.07 per barrel in 2002.

(Slide 18)
The Road to V+

o    Invest in the Highest PVI Projects.
o    Maximize Cash Flow.
o    Stay the Course with Our Balanced Strategy.
o    Build on Exploration Success.
o    Reduce Debt with Excess Cash Flow.
o    Deliver the Numbers.
     >>  Production and Reserve Growth.
     >>  Add Value for Every Dollar Invested.
o    Continue to Tell Our Story.

(slide 19)
Forward-Looking Statements
All statements, other than historical financial information may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward- looking statements herein include, but are not limited to, the timing and extent of changes in commodity prices for gas and oil, the timing and extent of the Company's success in discovering, developing, producing, and estimating reserves, property acquisition or divestiture activities that may occur, the effects of weather and regulation on the Company's gas distribution segment, increased competition, legal and economic factors, governmental regulation, the financial impact of accounting regulations for derivative instruments, changing market conditions, the comparative cost of alternative fuels, conditions in capital markets and changes in interest rates, availability of oil field services, drilling rigs, and other equipment, as well as other factors beyond the Company's control.

(slide 20)
APPENDIX

(slide 21)
2001 Segment Contributions
[slide depicting business segment contributions in the following areas:]

Operating Income                        $57.8 MM
     Exploration & Production           84%
     Gas Distribution                   12%
     Marketing & Other                  4%

Cash Flow                               $112.7 MM
     Exploration & Production           86%
     Gas Distribution                   12%

                                     - 10 -


     Marketing & Other                  2%

Assets                                  $743.1 MM
     Exploration & Production           71%
     Gas Distribution                   23%
     Marketing & Other                  6%

Capital Investments                     $106.1 MM
     Exploration & Production           93%
     Gas Distribution                   5%
     Marketing & Other                  2%

Note: Cash flow is before changes in working captial.

(slide 22)
Financial & Operational Summary

                                                  Year Ended
                                   2001             2000(1)           1999
                              -------------------------------------------------
                                  ($ in millions, except per share amounts)
Revenues                         $344.9            $363.9            $280.4
EBITDA                            134.9             103.8              76.7
Net Income                         35.3              20.5               9.9
Cash Flow (2)                     112.7              82.4              60.8

Diluted Earnings per Share        $1.38             $0.82             $0.40
Diluted Cash Flow per Share        4.40              3.29              2.44

Production Volume (Bcfe)           39.8              35.7              32.9
Avg. Gas Price per Mcf            $3.85             $2.88             $2.21
Avg. Oil Price per Bbl           $23.55            $22.99            $17.11

Finding cost ($/Mcfe)(3)          $1.11             $0.99             $1.20
Reserve Replacement (3)            224%              196%              150%

(1)      Before the effects of unusual and extraordinary items.
(2)      Cash Flow is before changes in working capital.
(3)      Excluding reserve revisions.

(slide 23)
U.S. Gas Consumption and Sources
[graph showing U.S. gas consumption, U.S. gas production and net imports from 1975 to 2001]
U.S. gas production basically flat since 1994 at 19,000 to 20,000 Bcf/year.

U.S. gas consumption basically same as gas production until 1986 then increases at a higher rate (from approximately 20 Bcf/year in 1975 to a high of 23 Bcf/year in 2000 and down to 21 Bcf/year in 2001). Net imports flat until 1986 and begins increasing from 1 Bcf/year to 4 Bcf/year over time.

Source: EIA

(slide 24)
U.S. Electricity Consumption on the Rise
[graph dipicting billion kilowatt hours per month from 1977 (170/month) to 2001 (305/month)]

Source: Edison Electric Institute

(slide 25)
NYMEX Gas Prices
[graph  comparing  NYMEX gas prices from January 2000 to current]
Approximately $2/Mcf in January 2000, to a high of about $10/Mcf in January 2001 and down to approximately $3/Mcf currently.

Source: Energy Directions

(slide 26)
U.S. Gas Drilling
[graph showing rigs drilling for gas 1987 - 2002]
Approximately 350 in 1987 to a high in 2001 of 1,050 and currently down to 650 in 2002.

Source: Baker Hughes

(slide 27)
West Texas Intermediate Oil Prices
[graph   comparing  the  price  of  oil/Bbl from January  2000 to current]
Prices of approximately $25/Bbl in January 2000, $27.5/Bbl in January 2001, down to approximately $22/Bbl in January 2002 and $26/Bbl currently.

Source: Energy Directions

(slide 28)
Oil and Gas Price Comparison
[graph comparing the price of gas/MMBtu and Oil/Bbl 1995 - 2002]
Gas prices have varied from just over $1/Mcf to over $10/Mcf at different times during period. Oil prices have varied from a low of $10/Bbl to a high of approximately $40/Bbl during the time period.

Source: Energy Directions

                          Southwestern Energy Company
                          P.O. Box 1408
                          Fayetteville, AR 72702-1408



April 24, 2002



Securities and Exchange Commission
ATTN: Filing Desk, Stop 1-4
450 Fifth Street, N.W.
Washington, DC  20549-1004

Gentlemen:

Pursuant to regulations of the Securities and Exchange Commission, submitted herewith for filing on behalf of Southwestern Energy Company is Form 8-K dated April 23, 2002.

This filing is being effected by direct transmission to the Commission's EDGAR System.

Very truly yours,

Stan Wilson
Controller